UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-7512
Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	04/30/08

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Worldwide Growth Fund, Inc.

SEMIANNUAL REPORT April 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Premier
Worldwide Growth Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the six-month period from November 1, 2007, through April 30, 2008.

Although the international equity markets have declined due to concerns that the recent turbulence in the U.S. economy might dampen global economic growth, we recently have seen signs of potential improvement. Throughout the last six months, the Federal Reserve Board and other central banks have reduced short-term interest rates and injected liquidity into their banking systems, helping to reassure investors. At Dreyfus, we believe that the current period of global economic uncertainty is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual as financial deleveraging and housing price deflation continue to weigh on economic activity in the United States and other nations that depend on exports to U.S. businesses and consumers.

The implications of our economic outlook for the international stock markets generally are positive. Recent selling pressure has created attractive values in a number of areas, including among many of the world’s largest multinational companies.Your financial advisor can help you assess current risks and take advantage of these longer-term opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through April 30, 2008, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2008, Dreyfus Premier Worldwide Growth Fund’s Class A shares produced a total return of –5.38%, Class B shares produced –5.80%, Class C shares produced –5.75%, Class I shares produced –5.27% and Class T shares produced –5.50% .1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), provided a –9.37% total return for the same period.2

Although global equities generally declined due to concerns stemming from a credit crisis and U.S. economic slowdown, stocks of well-established, global companies with strong finances and dominant brands fared relatively well.Because the fund primarily invests in such companies, it produced higher returns than its benchmark over the reporting period.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Economic and Credit Woes Undermined Stock Prices

A credit crisis that began over the summer of 2007 in the U.S.sub-prime mortgage market intensified during the reporting period, causing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

global investors to reassess their attitudes toward risk.At the same time, the U.S. economy suffered a sharp slowdown triggered by plummeting housing prices, and signs of economic weakness began to appear in Europe and other regions.The Federal Reserve Board (the “Fed”) and other central banks attempted to address the credit crisis by injecting liquidity into their banking systems. In addition, the Fed tried to forestall a full-blown recession by aggressively reducing short-term U.S. interest rates from 4.75% at the start of the reporting period to 2% by the end. The financials sector was hit particularly hard by the credit crisis, which produced massive losses among major commercial and investment banks throughout the world.

Leading Companies Held Up Well in a Flight to Quality

In this challenging environment, the fund continued to benefit from its longstanding focus on large, global companies with low debt levels, strong management teams and dominant market positions. Increasingly, investors turned away from the smaller, more speculative companies that previously had led the U.S. and international stock markets, and they turned instead to the types of companies in which the fund invests.

The fund’s holdings in the consumer staples sector fared particularly well, as these companies produce goods and services that are in steady demand regardless of economic conditions. Global food producer Nestle benefited from a new management team’s focus on higher-growth businesses. Retail giant Wal-Mart Stores rebounded from weakness in 2007 as cash-strapped consumers sought lower prices. Tobacco leader Altria Group unlocked additional shareholder value by spinning off its international operations into a new company, Philip Morris International, which the fund has continued to hold.

The fund also benefited from underweighted exposure to and strong stock selections within the health care sector. Conversely, the fund held substantially overweighted exposure to the energy area, which fared well as oil prices reached new record highs, helping to support the earnings of industry leaders Chevron, Exxon Mobil,Total and ConocoPhillips.

The fund received less attractive returns from a handful of other holdings. Industrial giant General Electric declined after reporting disappointing earnings in early 2008, and luxury goods purveyor Christian Dior declined amid consumer spending concerns. Some of the fund’s larger financials holdings,including Citigroup and UBS,were hurt by sub-prime related losses.The fund’s lack of investment in the relatively strong utilities sector also subtracted from its returns compared to the benchmark.

Large-Cap Leadership Expected to Persist

A market rally in the U.S. in April apparently reflected renewed optimism that the worst of the credit crisis and economic downturn may be behind us. Nonetheless, we expect global investors to continue to favor large growth companies over the foreseeable future.To take fuller advantage of this and other trends, we established a number of new positions during the reporting period, including consumer electronics producer Apple, global industrial conglomerate ABB Limited, Mexican beverage company FEMSA, oil services provider Halliburton and mining firm Freeport McMoRan Copper & Gold.We eliminated the fund’s positions in energy company BP and global bank UBS due to management problems and sub-prime losses, respectively.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe, Australia, New Zealand and the Far East.
[3]	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 5.86	$ 10.09	$ 9.37	$ 4.70	$ 6.96
Ending value (after expenses)	$946.20	$942.00	$942.50	$947.30	$945.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.07	$ 10.47	$ 9.72	$ 4.87	$ 7.22
Ending value (after expenses)	$1,018.85	$1,014.47	$1,015.22	$1,020.04	$1,017.70

† Expenses are equal to the fund's annualized expense ratio of 1.21% for Class A, 2.09% for Class B, 1.94% for
Class C, .97% for Class I and 1.44% for Class T, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2008 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)

Consumer Discretionary—21.4%
Christian Dior	280,000	32,274,565
L’Oreal, ADR	1,270,000	30,226,000
McDonald’s	217,800	12,976,524
McGraw-Hill	285,000	11,682,150
News, Cl. A	696,400	12,465,560
Pearson	300,944	3,932,066
Procter & Gamble	330,000	22,126,500
Walgreen	518,000	18,052,300
		143,735,665
Consumer Staples—23.5%
Altria Group	552,500	11,050,000
Coca-Cola	403,100	23,730,497
Diageo, ADR	165,000	13,513,500
Fomento Economico Mexicano, ADR	45,000	1,955,250
Groupe Danone, ADR	1,450,000	25,737,500
LVMH Moet Hennessy Louis Vuitton	102,175	11,713,518
Nestle, ADR	250,000	29,980,000
PepsiCo	180,675	12,381,658
Philip Morris International	552,500 [a]	28,194,075
		158,255,998
Energy—21.8%
Chevron	310,800	29,883,420
ConocoPhillips	26,000	2,239,900
Exxon Mobil	555,008	51,654,595
Halliburton	50,000	2,295,500
Norsk Hydro, ADR	522,000	7,772,580
StatoilHydro ASA, ADR	450,068	16,278,960
Total, ADR	434,516	36,499,344
		146,624,299
Financial—8.5%
American Express	40,850	1,961,617
Ameriprise Financial	45,970	2,183,115
Assicurazioni Generali	263,890	11,755,823

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Citigroup	90,284	2,281,477
Deutsche Bank	70,300	8,396,632
Eurazeo	66,352	8,604,428
HSBC Holdings, ADR	135,000	11,716,650
JPMorgan Chase & Co.	80,100	3,816,765
Zurich Financial Services	20,500	6,276,721
		56,993,228
Health Care—8.9%
Abbott Laboratories	200,300	10,565,825
Johnson & Johnson	203,525	13,654,492
Novartis, ADR	78,000	3,925,740
Roche Holding, ADR	382,000	31,854,980
		60,001,037
Industrial—5.6%
ABB, ADR	125,000	3,833,750
Emerson Electric	174,200	9,103,692
General Electric	526,072	17,202,554
United Technologies	100,000	7,247,000
		37,386,996
Information Technology—4.6%
Apple	16,000 [a]	2,783,200
Intel	810,941	18,051,547
Microsoft	290,000	8,270,800
Texas Instruments	60,000	1,749,600
		30,855,147

Common Stocks (continued)	Shares	Value ($)

Materials—5.2%
Air Liquide, ADR	938,236	28,334,727
Freeport-McMoRan Copper & Gold	27,000	3,071,250
Yara International, ADR	52,400	3,840,396
		35,246,373

Total Investments (cost $336,248,981)	99.5%	669,098,743
Cash and Receivables (Net)	.5%	3,660,800
Net Assets	100.0%	672,759,543

ADR—American Depository Receipts
[a] Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Consumer Staples	23.5	Industrial	5.6
Energy	21.8	Materials	5.2
Consumer Discretionary	21.4	Information Technology	4.6
Health Care	8.9
Financial	8.5		99.5

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	336,248,981	669,098,743
Receivable for investment securities sold		3,828,705
Dividends and interest receivable		1,850,193
Receivable for shares of Common Stock subscribed		788,130
Prepaid expenses		86,281
		675,652,052

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		770,221
Cash overdraft due to Custodian		589,274
Payable for shares of Common Stock redeemed		1,200,745
Interest payable—Note 2		13,876
Accrued expenses		318,393
		2,892,509

Net Assets ($)		672,759,543

Composition of Net Assets ($):
Paid-in capital		345,372,244
Accumulated distributions in excess of investment income—net		(5,826,916)
Accumulated net realized gain (loss) on investments		345,858
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		332,868,357

Net Assets ($)		672,759,543

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	545,954,157	35,885,685	85,226,254	1,702,711	3,990,736
Shares Outstanding	12,314,132	847,805	2,076,186	38,070	90,981

Net Asset Value
Per Share ($)	44.34	42.33	41.05	44.73	43.86

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2008 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $718,083 foreign taxes withheld at source):
Unaffiliated issuers	8,265,778
Affiliated issuers	22,312
Total Income	8,288,090
Expenses:
Investment advisory fee—Note 3(a)	2,609,824
Shareholder servicing costs—Note 3(c)	1,452,365
Distribution fees—Note 3(b)	491,545
Custodian fees—Note 3(c)	57,626
Registration fees	39,913
Prospectus and shareholders’ reports	34,397
Professional fees	31,573
Directors’ fees and expenses—Note 3(d)	18,661
Interest expense—Note 2	3,258
Loan commitment fees—Note 2	1,499
Miscellaneous	23,101
Total Expenses	4,763,762
Less—reduction in fees due to earnings credits—Note 1(c)	(50,355)
Net Expenses	4,713,407
Investment Income—Net	3,574,683

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	26,439,777
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(73,132,638)
Net Realized and Unrealized Gain (Loss) on Investments	(46,692,861)
Net (Decrease) in Net Assets Resulting from Operations	(43,118,178)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007[a]

Operations ($):
Investment income—net	3,574,683	5,926,377
Net realized gain (loss) on investments	26,439,777	48,112,902
Net unrealized appreciation
(depreciation) on investments	(73,132,638)	68,305,215
Net Increase (Decrease) in Net Assets
Resulting from Operations	(43,118,178)	122,344,494

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(8,917,422)	(4,981,532)
Class B Shares	(155,432)	—
Class C Shares	(841,181)	(1,074,861)
Class I Shares	(29,256)	(19,089)
Class T Shares	(57,283)	(27,305)
Total Dividends	(10,000,574)	(6,102,787)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	32,964,970	74,638,803
Class B Shares	1,068,890	1,564,440
Class C Shares	3,147,510	7,614,028
Class I Shares	402,692	480,280
Class T Shares	60,989	226,172
Dividends reinvested:
Class A Shares	7,627,308	4,249,758
Class B Shares	136,937	—
Class C Shares	552,568	677,786
Class I Shares	28,548	18,546
Class T Shares	55,180	26,536
Cost of shares redeemed:
Class A Shares	(66,758,836)	(125,355,326)
Class B Shares	(17,266,468)	(54,982,192)
Class C Shares	(7,010,663)	(14,310,476)
Class I Shares	(518,018)	(688,935)
Class T Shares	(382,958)	(395,905)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(45,891,351)	(106,236,485)
Total Increase (Decrease) in Net Assets	(99,010,103)	10,005,222

Net Assets ($):
Beginning of Period	771,769,646	761,764,424
End of Period	672,759,543	771,769,646
Undistributed (distributions in excess
of) investment income—net	(5,826,916)	598,975

	Six Months Ended
	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007[a]

Capital Share Transactions:
Class Ab
Shares sold	740,747	1,718,100
Shares issued for dividends reinvested	168,348	100,331
Shares redeemed	(1,523,850)	(2,855,726)
Net Increase (Decrease) in Shares Outstanding	(614,755)	(1,037,295)

Class B [b]
Shares sold	25,449	37,939
Shares issued for dividends reinvested	3,156	—
Shares redeemed	(405,482)	(1,327,656)
Net Increase (Decrease) in Shares Outstanding	(376,877)	(1,289,717)

Class C
Shares sold	75,778	186,246
Shares issued for dividends reinvested	13,138	17,212
Shares redeemed	(171,555)	(350,326)
Net Increase (Decrease) in Shares Outstanding	(82,639)	(146,868)

Class I
Shares sold	8,878	10,832
Shares issued for dividends reinvested	625	435
Shares redeemed	(11,143)	(15,773)
Net Increase (Decrease) in Shares Outstanding	(1,640)	(4,506)

Class T
Shares sold	1,399	5,224
Shares issued for dividends reinvested	1,230	632
Shares redeemed	(8,829)	(9,053)
Net Increase (Decrease) in Shares Outstanding	(6,200)	(3,197)

[a]	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[b]	During the period ended April 30, 2008, 223,484 Class B shares representing $9,569,106, were automatically converted to 213,102 Class A shares and during the period ended October 31, 2007, 761,420 Class B shares representing $31,483,742 were automatically converted to 724,009 Class A shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2008		Year Ended October 31,

Class A Shares	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	47.58	40.85	35.12	31.35	29.73	25.60
Investment Operations:
Investment income—net [a]	.26	.41	.39	.42	.23	.21
Net realized and unrealized
gain (loss) on investments	(2.80)	6.68	5.91	3.83	1.79	3.92
Total from Investment Operations (2.54)		7.09	6.30	4.25	2.02	4.13
Distributions:
Dividends from investment
income—net	(.70)	(.36)	(.57)	(.48)	(.40)	—
Net asset value, end of period	44.34	47.58	40.85	35.12	31.35	29.73

Total Return (%) [b]	(5.38)[c]	17.47	18.16	13.63	6.85	16.13

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.21[d]	1.24	1.23	1.24	1.25	1.27
Ratio of net expenses
to average net assets	1.21[d,e]	1.24[e]	1.23	1.24[e]	1.25	1.27
Ratio of net investment income
to average net assets	1.17[d]	.94	1.04	1.21	.73	.79
Portfolio Turnover Rate	1.84[c]	1.21	.30	.52	.58	1.08

Net Assets, end of period
($ x 1,000)	545,954 615,183		570,586	533,041	465,536	390,243

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

	Six Months Ended
	April 30, 2008		Year Ended October 31,

Class B Shares	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	45.08	38.71	33.19	29.54	28.03	24.33
Investment Operations:
Investment income (loss)-net [a]	.06	.05	.08	.17	(.03)	.00[b]
Net realized and unrealized gain
(loss) on investments	(2.67)	6.32	5.60	3.59	1.69	3.70
Total from Investment Operations (2.61)		6.37	5.68	3.76	1.66	3.70
Distributions:
Dividends from investment
income—net	(.14)	—	(.16)	(.11)	(.15)	—
Net asset value, end of period	42.33	45.08	38.71	33.19	29.54	28.03

Total Return (%) [c]	(5.80)[d]	16.46	17.16	12.73	5.96	15.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10[e]	2.09	2.08	2.06	2.07	2.05
Ratio of net expenses
to average net assets	2.09[e]	2.09[f]	2.08	2.06[f]	2.07	2.05
Ratio of net investment income
(loss) to average net assets	.27[e]	.13	.23	.53	(.10)	.02
Portfolio Turnover Rate	1.84[d]	1.21	.30	.52	.58	1.08

Net Assets, end of period
($ x 1,000)	35,886	55,214	97,334	153,641	295,281	432,448

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
[f]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2008		Year Ended October 31,

Class C Shares	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	43.96	38.15	32.82	29.30	27.82	24.13
Investment Operations:
Investment income (loss)-net [a]	.09	.08	.11	.16	(.01)	.01
Net realized and unrealized
gain (loss) on investments	(2.61)	6.20	5.53	3.58	1.67	3.68
Total from Investment Operations (2.52)		6.28	5.64	3.74	1.66	3.69
Distributions:
Dividends from investment
income—net	(.39)	(.47)	(.31)	(.22)	(.18)	—
Net asset value, end of period	41.05	43.96	38.15	32.82	29.30	27.82

Total Return (%) [b]	(5.75)[c]	16.61	17.30	12.77	6.07	15.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.94[d]	1.97	1.96	2.01	2.02	2.02
Ratio of net expenses
to average net assets	1.94[d,e]	1.97[e]	1.96	2.01[e]	2.02	2.02
Ratio of net investment income
(loss) to average net assets	.45[d]	.20	.31	.48	(.05)	.04
Portfolio Turnover Rate	1.84[c]	1.21	.30	.52	.58	1.08

Net Assets, end of period
($ x 1,000)	85,226	94,893	87,964	87,120	97,433	110,960

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

16

	Six Months Ended
	April 30, 2008		Year Ended October 31,

Class I Shares	(Unaudited)	2007[a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	48.06	41.27	35.49	31.69	29.95	25.75
Investment Operations:
Investment income—net [b]	.32	.52	.42	.59	.36	.29
Net realized and unrealized
gain (loss) on investments	(2.84)	6.75	6.01	3.80	1.81	3.91
Total from Investment Operations (2.52)		7.27	6.43	4.39	2.17	4.20
Distributions:
Dividends from investment
income—net	(.81)	(.48)	(.65)	(.59)	(.43)	—
Net asset value, end of period	44.73	48.06	41.27	35.49	31.69	29.95

Total Return (%)	(5.27)[c]	17.76	18.35	14.01	7.28	16.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[d]	.98	1.06	.91	.85	.96
Ratio of net expenses
to average net assets	.97[d,e]	.98[e]	1.06	.91[e]	.85	.96
Ratio of net investment income
to average net assets	1.44[d]	1.17	1.19	1.74	1.14	1.10
Portfolio Turnover Rate	1.84[c]	1.21	.30	.52	.58	1.08

Net Assets, end of period
($ x 1,000)	1,703	1,909	1,825	2,029	3,042	3,257

[a]	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2008		Year Ended October 31,

Class T Shares	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	47.03	40.40	34.71	31.00	29.41	25.39
Investment Operations:
Investment income—net [a]	.20	.31	.30	.33	.15	.13
Net realized and unrealized
gain (loss) on investments	(2.77)	6.59	5.86	3.78	1.78	3.89
Total from Investment Operations (2.57)		6.90	6.16	4.11	1.93	4.02
Distributions:
Dividends from investment
income—net	(.60)	(.27)	(.47)	(.40)	(.34)	—
Net asset value, end of period	43.86	47.03	40.40	34.71	31.00	29.41

Total Return (%) [b]	(5.50)[c]	17.16	17.90	13.38	6.58	15.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45[d]	1.47	1.46	1.49	1.49	1.50
Ratio of net expenses
to average net assets	1.44[d]	1.47[e]	1.46	1.49[e]	1.49	1.50
Ratio of net investment income
to average net assets	.94[d]	.70	.80	.99	.49	.51
Portfolio Turnover Rate	1.84[c]	1.21	.30	.52	.58	1.08

Net Assets, end of period
($ x 1,000)	3,991	4,571	4,056	3,664	3,931	3,403

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividends reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended October 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $26,093,919 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2007. If not applied, $1,983,233 of the carryover expires in fiscal 2008, $6,194,382 expires in 2011 and $17,916,304 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2007, was as follows: ordinary income $6,102,787.The tax character of the current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008, was approximately $168,800, with a related weighted average annualized interest rate of 3.88% .

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets	Average Daily Net Assets
0 to $25 million	11%
$25 million up to $75 million	18%
$75 million up to $200 million	22%
$200 million up to $300 million	26%
In excess of $300 million	275%

During the period ended April 30, 2008, the Distributor retained $21,809 and $34 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $46,801 and $2,474 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2008, Class B, Class C and Class T shares were charged $160,674, $325,653 and $5,218, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B, Class C and Class T shares were charged $700,527, $53,558, $108,551 and $5,218, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $91,070 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary ofBNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $32,106 pursuant to the cash management agreement.

The fund compensates The Bank of New York under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2008, the fund was charged $57,626 pursuant to the custody agreement.

During the period ended April 30, 2008, the fund was charged $2,820 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $418,921, Rule 12b-1 distribution plan fees $75,579, shareholder services plan fees $137,959, custodian fees $44,812, chief compliance officer fees $1,880 and transfer agency per account fees $91,070.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $12,964,519 and $67,594,833, respectively.

At April 30, 2008, accumulated net unrealized appreciation on investments was $332,849,762, consisting of $337,329,950 gross unrealized appreciation and $4,480,188 gross unrealized depreciation.

At April 30, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTES

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 18, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 18, 2008

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)